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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


              Date of Report  (Date of earliest event reported):
                                January 12, 1998


                       PARAMETRIC TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)


       Massachusetts                  0-18059                   04-2866152
(State or other jurisdiction       (Commission File           (IRS Employer
       of Incorporation)               Number)             Identification No.)


              128 Technology Drive, Waltham, Massachusetts 02154
             (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code:
                                (781) 398-5000


                           Total number of pages: 11

                        Exhibit index appears on page 4
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ----------------------------------

     The Form 8-K originally filed on January 27, 1998 is being amended to incorporate by reference the historical financial statements and related notes for the business acquired in the Merger as well as to include pro forma financial information of Parametric Technology Corporation ("Parametric") giving effect to the Merger. On January 12, 1998, Parametric completed its acquisition of Computervision Corporation ("Computervision"). The acquisition was structured as a merger (the "Merger") of a wholly owned subsidiary of Parametric with and into Computervision pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement") dated as of November 3, 1997. The Merger was a tax-free reorganization and is being accounted for as a pooling of interests.


(a)  Financial statements of business acquired
     -----------------------------------------

     The financial statements of Computervision which are required pursuant to Rule 3-05 of Regulation S-X were previously reported in Computervision's Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File
No. 1-07760) and Computervision's Quarterly Reports on Form 10-Q, for the quarters ended March 30, 1997, June 29, 1997 and September 28, 1997
(Commission File No. 1-07760), and are incorporated herein by reference.


(b)  Pro Forma Financial Information
     -------------------------------

     The unaudited pro forma combined condensed financial statements appear as
Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.


(c)  Exhibits
     --------

2.1 Agreement and Plan of Reorganization dated November 3, 1997 by and among Parametric Technology Corporation, PTC Acquisition Corporation and Computervision Corporation; previously filed as the same numbered exhibit to the initial filing of this report.

23.1  Consent of Arthur Andersen LLP; filed herewith.

99.1 Press release dated January 12, 1998; previously filed as the same numbered exhibit to the initial filing of this report.

99.2 Unaudited pro forma combined condensed financial statements; filed herewith.

99.3 Computervision's Annual Report on Form 10-K for the year ended December 31, 1996, and incorporated herein by reference.

99.4 Compuervisions's Quarterly Report on Form 10-Q for the quarter ended March 30, 1997, and incorporated herein by reference.

99.5 Computervision's Quarterly Report on Form 10-Q for the quarter ended June 29, 1997, and incorporated herein by reference.

99.6 Computervision's Quarterly Report on Form 10-Q for the quarter ended September 28, 1997, and incorporated herein by reference.

                                       2
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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PARAMETRIC TECHNOLOGY CORPORATION




Date: March 27, 1998                   by:  /s/ Edwin J. Gillis
                                          --------------------------------
                                            Edwin J. Gillis
                                            Executive Vice President,
                                            Chief Financial Officer and
                                            Treasurer

                                       3
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                                 Exhibit Index

2.1 Agreement and Plan of Reorganization dated November 3, 1997 by and among Parametric Technology Corporation, PTC Acquisition Corporation and Computervision Corporation; previously filed as the same numbered exhibit to the initial filing of this report.

23.1  Consent of Arthur Andersen LLP; filed herewith.

99.1 Press release dated January 12, 1998; previously filed as the same numbered exhibit to the initial filing of this report.

99.2 Unaudited pro forma combined condensed financial statements; filed herewith.

99.3 Computervision's Annual Report on Form 10-K for the year ended December 31, 1996, and incorporated herein by reference.

99.4 Compuervisions's Quarterly Report on Form 10-Q for the quarter ended March 30, 1997, and incorporated herein by reference.

99.5 Computervision's Quarterly Report on Form 10-Q for the quarter ended June 29, 1997, and incorporated herein by reference.

99.6 Computervision's Quarterly Report on Form 10-Q for the quarter ended September 28, 1997, and incorporated herein by reference.

                                       4